  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 30, 1996
                                                     REGISTRATION NO. 333-
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                ---------------

                            YOUNG BROADCASTING INC.
            (Exact name of registrant as specified in its charter)

               DELAWARE                              13-3339681
                                           (I.R.S. Employer Identification
    (State or other jurisdiction of                    Number)
    incorporation or organization)

                             599 LEXINGTON AVENUE
                           NEW YORK, NEW YORK 10022
                                (212) 754-7070
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               VINCENT J. YOUNG
                                   CHAIRMAN
                            YOUNG BROADCASTING INC.
                             599 LEXINGTON AVENUE
                           NEW YORK, NEW YORK 10022
                                (212) 754-7070
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                                  COPIES TO:
       ROBERT L. WINIKOFF, ESQ.               WILLIAM M. HARTNETT, ESQ.
  COOPERMAN LEVITT WINIKOFF LESTER &           CAHILL GORDON & REINDEL
             NEWMAN, P.C.                        EIGHTY PINE STREET
           800 THIRD AVENUE                   NEW YORK, NEW YORK 10005
       NEW YORK, NEW YORK 10022                    (212) 701-3000
            (212) 688-7000

       APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.

                                ---------------

  If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-06241

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                ---------------

                        CALCULATION OF REGISTRATION FEE
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
                                           PROPOSED         PROPOSED
                                            MAXIMUM          MAXIMUM       AMOUNT OF
    TITLE OF SHARES       AMOUNT TO BE  AGGREGATE PRICE     AGGREGATE     REGISTRATION
    TO BE REGISTERED     REGISTERED(1)   PER SHARE(2)   OFFERING PRICE(2)     FEE
--------------------------------------------------------------------------------------
Class A Common Stock,
 $.001 par value.......  461,398 shares     $33.25         $15,341,485       $5,290

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(1) Includes 60,182 shares which the Underwriters have the option to purchase from the Selling Stockholders to cover over-allotments, if any.
(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457 of the Securities Act of 1933 based upon the average of the high and low prices paid for a share of the Registrant's Class A Common Stock, $.001 par value, as reported by the Nasdaq National Market as of the close of business on September 27, 1996.

                                ---------------

  THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE COMMISSION IN ACCORDANCE WITH RULE 462(B) UNDER THE SECURITIES ACT OF 1933.

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

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

  This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The information in the Registration Statement on Form S-3 filed by Young Broadcasting Inc. with the Securities and Exchange Commission (File No. 333-06241) pursuant to the Securities Act of 1933, as amended, and declared effective on September 30, 1996 is incorporated by reference into this Registration Statement.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

  (A) EXHIBITS

  All exhibits filed with or incorporated by reference in Registration Statement No. 333-06241 are incorporated by reference into, and shall be deemed part of, this registration statement, except for the following, which are filed herewith.

   EXHIBIT
     NO.                            DESCRIPTION
   -------                          -----------
     5.1   --Opinion of Cooperman Levitt Winikoff Lester & Newman, P.C.,
            including consent.
    23.1   --Consent of Ernst & Young LLP.
    23.2   --Consent of McGladrey & Pullen, LLP.
    23.3   --Consent of Grant Thornton LLP.
    23.4   --Consent of Price Waterhouse LLP.
    23.5   --Consent of Cooperman Levitt Winikoff Lester & Newman, P.C.
            (included in Exhibit 5.1).

  (B) FINANCIAL STATEMENT SCHEDULES

  Not applicable.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF NEW YORK, STATE OF NEW YORK, ON SEPTEMBER 30, 1996.

                                          Young Broadcasting Inc.

                                                   /s/ James A. Morgan
                                          By: _________________________________
                                                      JAMES A. MORGAN
                                                 EXECUTIVE VICE PRESIDENT

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

             SIGNATURES                         TITLE                DATE

                                        Chairman and
                  *                      Director (principal    September 30,
-------------------------------------    executive officer)          1996
          VINCENT J. YOUNG

                  *                     President and           September 30,
-------------------------------------    Director                    1996
         RONALD J. KWASNICK

                  *                     Treasurer and           September 30,
-------------------------------------    Director                    1996
             ADAM YOUNG

         /s/ James A. Morgan            Executive Vice          September 30,
-------------------------------------    President                   1996
           JAMES A. MORGAN               (principal
                                         financial officer
                                         and principal
                                         accounting officer)

                  *                     Director                September 30,
-------------------------------------                                1996
          BERNARD F. CURRY

                  *                     Director                September 30,
-------------------------------------                                1996
        ALFRED J. HICKEY, JR.

                  *                     Director                September 30,
-------------------------------------                                1996
              LEIF LOMO

                  *                     Director                September 30,
-------------------------------------                                1996
         MICHAEL S. WILLNER

*By:
         /s/ James A. Morgan
  ---------------------------------
           JAMES A. MORGAN
          ATTORNEY-IN-FACT

                                 EXHIBIT INDEX

 EXHIBIT
   NO.                            DESCRIPTION
 -------                          -----------
   5.1   --Opinion of Cooperman Levitt Winikoff Lester & Newman, P.C.,
          including consent
  23.1   --Consent of Ernst & Young LLP
  23.2   --Consent of McGladrey & Pullen, LLP
  23.3   --Consent of Grant Thornton LLP
  23.4   --Consent of Price Waterhouse LLP
  23.5   --Consent of Cooperman Levitt Winikoff Lester & Newman, P.C.
          (included in Exhibit 5.1)